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                                                                      Exhibit 21


                              UNITED RENTALS, INC.
                                        &
                                  SUBSIDIARIES

Those corporations which are indented represent subsidiaries of the corporation under which they are indented.

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                                                                                       State of
Name of Subsidiary                                                                   Incorporation
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
United Rentals, Inc.                                                                   Delaware
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     United Rentals Trust I                                                            Delaware
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     United Rentals (North America), Inc.                                              Delaware
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             All Cities Trailer Exchange, Inc.                                         California
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             Rentals Unlimited, Incorporated                                           Rhode Island
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             United Rentals Gulf, Inc.                                                 Delaware
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                    United Rentals (Delaware), Inc.                                    Delaware
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                       Provisto, S. de  R.L.  de  C.V. (United  Rentals (Delaware),    Mexico
 Inc. owns  99.99%, United   Rentals   Northwest, Inc.   owns .01% )
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                       United  Rentals,  S. de R.L.  de C.V. (United  Rentals          Mexico
(Delaware),   Inc.  owns  99.99%,  United  Rentals  Northwest, Inc. owns .01% )
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                       United Rentals of Nova Scotia (No.1), ULC                       Nova Scotia
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                       United Rentals of Nova Scotia (No.2), ULC                       Nova Scotia
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                           UR  Canadian  Financing   Partnership  (United              Nova Scotia
Rentals Nova Scotia  (No.1),  ULC is 99% Managing  Partner,  United Rentals Nova
Scotia (No.2), ULC is 1% Non-Managing Partner)
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                    United Equipment Rentals Gulf, L.P.                                Texas
                           (United Rentals Gulf, Inc. is 99% L.P.,
                            United  Rentals  (North  America),  Inc.  is 1%  G.P.)
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                       United Rentals of Canada, Inc.                                  Canada
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                            Hickman Rent-Alls (1999)Ltd.                               Newfoundland
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                       794815 Alberta Inc.                                             Alberta
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             United Rentals Highway Technologies, Inc.
                    (f/k/a Liddell Bros., Inc.)                                        Massachusetts
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                       Highway Rentals, Inc.                                           Nevada
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             United Rentals Highway Technologies Gulf, Inc.                            Delaware
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                       United Rentals Highway Technologies, L.P.                       Texas
                              (United  Rentals  Highway  Technologies  Gulf,
                              Inc.  is  6.75% L.P.,United  Rentals  Gulf,  Inc.
                              is 92.25%  L.P.  and United  Rentals (North
                              America), Inc. is 1% G.P.)
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             United Rentals Northwest, Inc. (f/k/a High Reach, Inc.)                   Oregon
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             United Rentals Receivables LLC I ("SPV I")                                Delaware
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                      United Rentals Receivables LLC II  ("SPV II")                    Delaware
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             United Rentals Southeast, Inc.                                            Delaware
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                      United  Rentals   Southeast   Holding  LLC  (United  Rentals     Georgia
Southeast,  Inc. is 99%  Non-Managing  Member,  United Rentals (North  America),Inc.
is 1% Managing Member)
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             United Rentals Southeast, L.P. (United Rentals                            Georgia
              Southeast Holding LLC. is 99% L.P., United Rentals
              (North America), Inc. is 1% G.P.)
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             Wanamaker Rents, Incorporated                                             California
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             Wynne Systems, Inc.                                                       California
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